UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2017

CICLET HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-217387	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 907-A West Tower Philippine Stock Exchange Center Building, Exchange Ortigas Center Pasig City, Philippines
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code _______________________

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

a) Dismissal of previous independent registered public accounting firm

(i)	Effective December 18, 2017 the Company's Board of Directors approved the dismissal of Anton & Chia, LLP ("Anton") as our Company’s auditor.

(ii)	We engaged Anton on or about July 26, 2016. During the period of July 26, 2016 to December 18, 2017 there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Anton’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with his report.

(iii)	The reports of Anton on the financial statements of our company’s for the period from June 30, 2016 (inception) to January 31, 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about our company’s ability to continue as a going concern.

(iv)	The decision to change our independent registered public accounting firm was approved by our company’s board of directors.

(v)	During our company’s most recent fiscal year and through December 18, 2017, the date of dismissal, (a) there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton would have caused it to make reference to the matter in their reports and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(vi)	Our company has provided Anton with a copy of this Current Report and requested that Anton furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K. A copy of the letter from Anton is attached hereto as Exhibit 16.1.

(b) Appointment of new independent registered public accounting firm

(i)	On December 18, 2017, our board of directors approved the engagement of Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah (“Pinnacle”) as our new independent registered public accounting firm to audit and review our company’s financial statements. During our most recent fiscal year, the subsequent interim periods thereto, and through December 18, 2017, the engagement date of Pinnacle, neither our company, nor someone on our behalf, has consulted Pinnacle regarding either:

(ii)	The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our company’s financial statements, and either a written report was provided to our company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(iii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

d.	Exhibits.

	Exhibit No.	Description
	16.1	Letter to the Securities and Exchange Commission from Anton & Chia, LLP dated as of December 20, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Eugenio L. Jumawan Jr
Eugenio L. Jumawan Jr
President

Date:	December 20, 2017

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